EXHIBIT 99.1

                  DESCRIPTION OF THE REGISTRANT'S CAPITAL STOCK

         GENERAL. The Registrant's authorized capital stock consists of 37,500,000 shares of Common Stock of which 7,500,000 shares are Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and 30,000,000 shares are Class B Common Stock, par value $.01 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"). All outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

         VOTING. Each share of Class A Common Stock entitles its holder to one vote on all matters submitted to the stockholders, including the election of directors. Each share of Class B Common Stock has no voting rights, other than those as described below or as required by law. Under the Delaware General Corporation Law ("DGCL"), holders of Class B Common Stock are entitled to vote on proposals to increase or decrease the number of authorized shares of Class B Common Stock, to change the par value of the Class B Common Stock or to alter or change the powers, preferences or special rights of the shares of Class B Common Stock which may affect them adversely.

         DIVIDENDS AND OTHER DISTRIBUTIONS (INCLUDING DISTRIBUTIONS UPON LIQUIDATION OR SALE OF THE REGISTRANT). Each share of Class A Common Stock and Class B Common Stock is equal with respect to dividends and other distributions in cash, stock or property (including distributions upon liquidation, dissolution or winding up of the Registrant), except as described below. Dividends or other distributions payable on the Registrant's capital stock in shares of stock will be made to all holders of the Registrant's capital stock and may be made either (a) in shares of Class B Common Stock or any security other than Class A Common Stock to the record holders of both Class A Common Stock and Class B Common Stock, or (b) in shares of Class A Common Stock to the record holders of Class A Common Stock and shares of Class B Common Stock to the record holders of Class B Common Stock. In no event will either Class A Common Stock or Class B Common Stock be split, divided or combined unless the other is proportionately split, divided or combined.

         NON-CONVERTIBILITY. Neither the Class A Common Stock nor the Class B Common Stock is convertible into another class of common stock or any other security of the Registrant.

         MINORITY PROTECTION TRANSACTIONS. If any person or group acquires beneficial ownership of additional Class A Common Stock (other than upon original issuance by the Registrant, by operation of law, by will or the laws of descent and distribution, by gift or by foreclosure of a bona fide loan), or any persons holding Class A Common Stock form a group, and the acquisition or formation results in that person or group owning 10% or more of the Class A Common Stock then outstanding (a "Related Person"), and the Related Person does not then own an equal or greater percentage of all outstanding shares of Class B Common Stock, the Related Person must, within a 90-day period beginning the day after becoming a Related Person, make a public

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tender offer to acquire additional shares of Class B Common Stock (a "Minority
Protection Transaction"). For purposes of this provision, "beneficial ownership" and "group" have the respective meanings of those terms as used in Rule 13d-3 and Rule 15d-5(b) under the Exchange Act or any successor regulations.

         In a Minority Protection Transaction, the Related Person must offer to acquire from the holders of Class B Common Stock that number of shares of additional Class B Common Stock (the "Additional Shares") determined by (a) multiplying the percentage of outstanding Class A Common Stock beneficially owned by the Related Person by the total number of shares of Class B Common Stock outstanding on the date the person or group became a Related Person, and
(b) subtracting therefrom the total number of shares of Class B Common Stock beneficially owned by that Related Person on such date (including shares acquired on that date at or prior to the time the person or group became a Related Person). The Related Person must acquire all shares validly tendered or, if the number of shares tendered exceeds the number determined under the formula, a pro rata amount from each tendering holder.

         The offer price for any shares required to be purchased by the Related Person in a Minority Protection Transaction is the greater of (a) the highest price per share paid by the Related Person for any share of Class A Common Stock in the six month period ending on the date the person or group became a Related Person, or (b) the highest bid price of a share of the Class A Common Stock or Class B Common Stock on the New York Stock Exchange on the date the person or group became a Related Person.

         A Minority Protection Transaction will also be required by any Related Person, and any other person or group beneficially owning 10% or more of the outstanding Class A Common Stock (an "Interested Common Stockholder"), that acquires additional Class A Common Stock (other than upon issuance or sale by the Registrant, by operation of law, by will or the laws of descent and distribution, by gift or by foreclosure of a bona fide loan) or joins with other persons to form a group, whenever an additional acquisition or formation results in the Related Person or Interested Common Stockholder owning the next highest integral multiple of 5% (e.g. 15%, 20%, 25%, etc.) of the outstanding Class A Common Stock and the Related Person or Interested Common Stockholder does not own an equal or greater percentage of all outstanding shares of Class B Common Stock. The Related Person or Interested Common Stockholder will be required to extend an offer to buy that number of Additional Shares prescribed by the formula set forth above, and must acquire all shares validly tendered or a pro rata portion as specified above at the price determined above, even if a previous offer resulted in fewer shares of Class B Common Stock being tendered than the previous offer included.

         The requirement to engage in a Minority Protection Transaction is satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than the number of shares included in the required offer. The penalty applicable to any Related Person or Interested Common Stockholder that

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fails to make a required offer, or to purchase shares validly tendered (after proration, if any), is to suspend automatically the voting rights of the shares of Class A Common Stock owned by the Related Person or Interested Common Stockholder until consummation of the required offer or until divestiture of the shares of Class A Common Stock that triggered the offer requirement. Neither the Minority Protection Transaction requirement nor the related penalty apply to any increase in percentage ownership of Class A Common Stock resulting solely from a change in the total amount of Class A Common Stock outstanding.

         Similar requirements apply to any purchases by the Registrant, except that treasury shares will be included in the calculations. All calculations are based upon numbers of shares reported by the Registrant in its most recent annual or quarterly report filed pursuant to the Exchange Act, or Current Report filed on Form 8-K, if any.

         This provision of the Registrant's Amended and Restated Certificate of Incorporation may be amended in a manner adversely affecting the holders of Class B Common Stock (including amendments effected in any merger or consolidation involving the Registrant) only if the amendment is approved by a majority vote of holders of Class B Common Stock who are not Related Persons or Interested Common Stockholders.

         PREEMPTIVE RIGHTS. The Registrant's capital stock does not carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of capital stock of the Registrant or any other securities convertible into shares of any class of capital stock of the Registrant.

         MERGERS AND ACQUISITIONS. Each holder of Class B Common Stock will be entitled to receive the same per share consideration as the per share consideration, if any, received by any holder of the Class A Common Stock in a merger or consolidation of the Registrant (whether or not the Registrant is the surviving corporation). Any issuance of shares of Class A Common Stock in a merger or other acquisition transaction must be approved by the holders of a majority of the shares of Class A Common Stock unless shares of Class B Common Stock are also issued in the transaction and the quotient determined by dividing the number of shares of Class B Common Stock to be so issued by the number of shares of Class A Common Stock to be so issued is at least equal to the quotient determined, immediately prior to the transaction, by dividing the total number of outstanding shares of Class B Common Stock by the total number of outstanding shares of Common Stock.

         Section 203 of the DGCL generally prohibits certain Delaware corporations from engaging in a "business combination" with an "interested stockholder" for a period of three years after the person became an interested stockholder, unless (a) prior to the time the board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction that resulted in the person becoming an

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interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding, for purposes of determining the number of shares outstanding, shares owned by certain directors or certain employee stock plans), or (c) on or after the time the stockholder became an interested stockholder, the business combination is approved by the board of directors and authorized by the affirmative vote (and not by written consent) of at least two-thirds of the outstanding voting stock excluding any stock owned by the interested stockholder. A "business combination" includes a merger, asset sale and certain other transactions resulting in a financial benefit to the interested stockholder. In general, an "interested stockholder" is a person who (other than the corporation and any direct or indirect majority owned subsidiary of the corporation), together with affiliates and associates, owns (or, is an affiliate or associate of the corporation and, within three years prior, did own) 15% or more of the corporation's outstanding voting stock. A Delaware corporation may "opt out" from the application of Section 203 of the DGCL through a provision in its certificate of incorporation. The Registrant's Amended and Restated Certificate of Incorporation does not contain such a provision and the Registrant has not "opted out" from the application of Section 203 of the DGCL.

         TRANSFER AGENT AND REGISTRAR. The transfer agent and registrar for the Registrant's capital stock is Harris Trust and Savings Bank.

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